SECOND MASTER AMENDMENT TO SIX EARNING AGREEMENTS

Dated effective 8 February 2016

Parties

Paltar Petroleum Limited (ACN 149 987 459) of Level 10, 32 Martin Place, Sydney,

New South Wales 2000 (Paltar)

and

Nation Energy (Australia) Pty Ltd  (ACN 606 533 046) of RPO Box 60610, Granville Park,

Vancouver, British Columbia V6H 4B9 (Nation)

Background

A.

Paltar and Nation are parties to six Earning Agreements (Earning Agreements), each dated 30 August 2015 and amended on 17 December 2015, relating to petroleum Exploration Permits 136, 143, 231, 232, 234 and 237 issued by the Northern Territory.

B.

The Parties enter into this Agreement to enlarge the time afforded for issuance of the Share Consideration.

Operative provisions

1.

The Amendments

1.1

Clause 2.1 of each Earning Agreement is amended to read:

Nation Energy Inc., a Wyoming corporation, has agreed to issue on February 19, 2016, 600,000,000 of its common shares (the Share Consideration) to Paltar, and Paltar has agreed to certain restrictions on the transfer of such shares, under the terms of the Third Amended and Restated Letter Agreement, dated 30 August 2015 between Nation Energy Inc. and Paltar (as amended on 17 December 2015 and 8 February 2016, the Letter Agreement).

2.

General

2.1

No Other Amendments

No amendments or changes are intended in any of the Earning Agreements, except as expressly set forth above.

2.2

Ratification

Nation and Paltar confirm and ratify the Earning Agreements, as amended herein, and agree that each Earning Agreement is valid and in full force and effect.

Executed by Paltar Petroleum Limited (ACN 149 987 459) in accordance with section 127 of the Corporations Act by authority of its directors: /s/ Nick Tropea	/s/ Darrel Causbrook
Secretary Nick Tropea	Director Darrel Causbrook
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Executed by Nation Energy (Australia) Pty Ltd (ACN 606 533 046) in accordance with section 127 of the Corporations Act by authority of its directors: /s/ Darrel Causbrook	/s/ Carmen J. Lotito
Director Darrel Causbrook	Vice President Carmen J. Lotito
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